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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
         PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                                 JUNE 15, 2001

                         Commission File No. 000-28243

                                PARTS.COM, INC.
             Exact Name of Registrant as specified in its Charter)

                    NEVADA                        88-0344869
          (State or Other Jurisdiction          (IRS Employer
          of Incorporation or Organization)     Identification No.)

             121 EAST FIRST STREET                     32771
             SANFORD, FLORIDA                       (Zip Code)
       (Address of Principal Executive Offices)

                 Registrant's telephone number: (407) 302-1314

   Former name, former address and former fiscal year, if changed since last report: N/A

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ITEM 5.  OTHER EVENTS

     On June 15, 2001, the directors approved a one-for-ten reverse stock split, wherein every ten shares of parts.com common stock will convert into one share of the effective date of the split. Shareholders will receive an additional share for fractional shares. The reverse stock split is scheduled to become effective at the close of business on June 27, 2001 and reduce the number of shares issued and outstanding from approximately 30,145,197 million shares to 3,014,519 million shares and the public float from 8,398,646 shares to approximately 839,864 shares with approximately 4,000 shareholders of record. The number of authorized common shares will be reduced from 50,000,000 to 5,000,000.

     On June 15, 2001, the Company also announced new CUSIP #702140203 and new stock symbol PART, effective Thursday morning, June 28, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PARTS.COM, INC.

                                          By: /s/ SCOTT ANDERSON
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                                            Scott Anderson, CO-CEO and CTO

June 25, 2001

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